Exhibit 10.13
Letter Agreement
November 27, 2023

HomeAmerican Mortgage Corporation
4350 S. Monaco Street
Suite 200
Denver, CO 80237

Ladies and Gentlemen:
We refer to the Amended and Restated Master Repurchase Agreement dated as of September 16, 2016 (as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 10, 2017, that certain Second Amendment to Amended and Restated Master Repurchase Agreement dated as of August 9, 2018, that certain Third Amendment to Amended and Restated Master Repurchase Agreement dated as of May 23, 2019, that certain Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 21, 2020, that certain Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of September 24, 2020, that certain Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of March 25, 2021, that certain Seventh Amendment to Amended and Restated Master Repurchase Agreement dated as of May 20, 2021, that certain Eighth Amendment to Amended and Restated Master Repurchase Agreement dated as of December 21, 2021, that certain Ninth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 19, 2022, that certain Tenth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 18, 2023 and as further amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”), by and between HomeAmerican Mortgage Corporation (the “Company”), the Buyers party thereto, and U.S. Bank National Association (“U.S. Bank”), as a Buyer and administrative agent for the Buyers. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Amendment.
The Termination Date is amended by replacing the reference to “May 16, 2024” with “May 15, 2024”.
This Agreement is governed by, and construed under the laws of, the State of New York and shall become immediately effective upon the execution hereof by both parties hereto. The parties agree that the Repurchase Agreement between the parties hereto remains in full force and effect and shall not be affected by this Agreement except as specifically provided herein.
This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.
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4892-5387-2530\1

Very truly yours,

                            U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Rodney S. Davis
Name: Rodney S. Davis
Title: Senior Vice President
Letter Agreement

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE
HOMEAMERICAN MORTGAGE CORPORATION,

By:     /s/ Clare E. Wilson
Name: Clare Wilson
Title: Vice President, Treasurer
Letter Agreement